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Northmarq

February 13, 2026

Management’s Report on Assessment of 2025 Compliance by Northmarq Capital, LLC

With Regulation AB Servicing Criteria

Northmarq Capital, LLC (the Asserting Party) is responsible for assessing its compliance as of and for the year ended December 31, 2025 (the “Reporting Period”) with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations. The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which consists of all the commercial loans serviced by the Asserting Party that are (1) associated with any registered offering of asset-backed securities commencing with an initial bona fide offer after December 31, 2005, or (2) encompassed by contractual obligations to perform Regulation AB reporting (see Exhibit A for a complete list of the Asserting Party’s Platform loans and Exhibit B for a complete list of the Asserting Party’s Platform pools by investor pool).

The Asserting Party is responsible for assessing its compliance with the servicing criteria applicable to it. The Asserting Party used the criteria in paragraph (d) of Section 1122 of Regulation AB (17 C.F.R.229.1122) to assess its compliance.

The Asserting Party has engaged a vendor to perform specific and limited lockbox activities in relation to Servicing Criterion (d)(2)(i). The Asserting Party has also engaged a vendor to perform specific, defined legal work, and a vendor to perform specific force-placed insurance work, both vendors’ efforts occurring in relation to Servicing Criterion (d)(1)(ii) as of and for the year ended December 31, 2025. The Asserting Party elects to take responsibility for assessing these vendors’ compliance with Servicing Criterion (d)(1)(ii) and (d)(2)(i).

The Asserting Party has also engaged a vendor to perform generalized work related to performing tax searches, payment of taxes, reporting of tax information, and issuance of flood insurance certifications. The Asserting Party requires this vendor to provide to the Asserting Party a Report of their assessment of compliance with Regulation AB Servicing Criteria, as the means of assessing the vendor’s compliance with Servicing Criterion (d)(1)(ii).

The Asserting Party has assessed its compliance with the applicable servicing criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the applicable servicing criteria as of December 31, 2025, and for the Reporting Period with respect to the Platform taken as a whole.

RSM US LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

Regulation AB Section 229.1122(d) Servicing Criteria

Regulation AB Reference	Servicing Criterion
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
Applicability/Compliance:	Applicable. Compliant.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the mortgage loans are maintained.
Applicability/Compliance:	Not applicable.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information
Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts within no more than two business days of receipt, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction documents.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(vi)	Unissued checks were safeguarded so as to prevent unauthorized access.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset- backed securities–related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(3)(i)(A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(3)(i)(B)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(3)(i)(C)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability/Compliance:	Not applicable.
1122(d)(3)(i)(D)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the servicer.

Applicability/Compliance:	Not applicable.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.
Applicability/Compliance	Not applicable.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.
Applicability/Compliance:	Not applicable.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.
Applicability/Compliance:	Not applicable.
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
Applicability/Compliance	Applicable. Compliant.
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability/Compliance:	Not applicable.
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
Applicability/Compliance:	Applicable. Compliant.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
Applicability/Compliance:	Not applicable.

February 13, 2026

/s/ Jeffrey Weidell

Jeffrey Weidell

Chief Executive Officer

/s/ Shawn Power

Shawn Power

Chief Operating Officer

/s/ Bert Libke

Bert Libke

Senior Vice President and Managing Director of Servicing

Exhibit A
Loan Number	Portfolio Name	Loan Name
140795	Midland Loan Services COMM 2015-LC21	DHC COMM 15 LC21 Successor Borrower-R
140835	Wells Fargo WFCM 2016-LC25 (NonCash)	Mankato Place 1, LLC
150550	Wells Fargo WFCM 2016-LC25 (NonCash)	SB DFZ WFCM 2016-LC25 Holdings, LLC
150572	Wells Fargo GSMS 2018-GS9	MLSE II, LLC
160605	Wells Fargo MSBAM 2016-C30	NMDA-MSBAM 2016-C30, LLC
160610	Wells Fargo GSMS 2016-GS4	Crossroads West Associates
171203	Wells Fargo COMM 2015-CCRE24	34 Marketplace II, LLC
171204	Wells Fargo MSBAM 2015-C25	MSWCA MSBAM 2015-C25 Holdings, LLC
171229	Wells Fargo CGCMT 2016-GC37	MAC Management Cottonwood LLC
171281	Midland Loan Services CD 2017-CD4	Mountain States Storage Partners, LLLP
171298	Wells Fargo GSMS 2017-GS8	Eliot Street Center LLC
171305	Wells Fargo BANK 2018-BNK11	Dunes Holding Co., LLC
171346	Midland Loan Services GSMS 2019-GC42	PMPC, LLC
171369	Midland Loan Services CGCMT 2019-GC41	SBH-CGCMT 2019-GC41, LLC
171401	Midland Loan Services BMARK 2020-B18	SBH-BMARK 2020-B18, LLC
171417	Wells Fargo BANK 2020-BNK28	Mopac Storage SPE, LLC
180809	Midland Loan Services COMM 2014-UBS4 (NonCash)	DHC COMM 14 UBS4 Successor Borrower, LLC
180857	Wells Fargo WFCM 2015-C29	Foothills Shopping Center, L.L.C.
180883	Wells Fargo CSAIL 2015-C4 (NonCash)	Yarbrough Plaza Development LLLP
180927	Wells Fargo CGCMT 2016-C1	Barclay/Pleasant Valley LLC
180991	Wells Fargo BACM 2017-BNK3	Devonshire Development Company LLC
181029	Wells Fargo BANK 2017-BNK8	107th Avenue Partners, LLC
181101	Wells Fargo WFCM 2019-C51	Alma Park Joint Venture, L.L.C.
181494	Wells Fargo BANK5 2024-5YR12 (NonCash)	Metro RV Commerce LLC
181505	Trimont BBCMS 2025-5C34 (NonCash)	Guardian Fund II - Centerpointe, LLC
181514	Midland Loan Services BMARK 2025-V14	Villa Creek 28 Holdings, LLC
181525	Trimont BANK 2025-BNK50	Foothills Shopping Center, L.L.C.
201441	Wells Fargo JPMBB 2015-C28 (NonCash)	San Clemente Professional Plaza L.P.
201446	Wells Fargo CSAIL 2015-C2 (NonCash)	Centennial PHD LLC
201453	Midland Loan Services MSCI 2015-MS1	Jax Park LLC
201457	Wells Fargo MSBAM 2015-C25	Landmark Towers Office Building, LLC
201460	Wells Fargo MSBAM 2015-C24	City Storage of Van Nuys, LP
201463	Midland Loan Services JPMBB 2015-C31	NMDA-JPMBB 2015-C31, LLC
201465	Wells Fargo JPMBB 2015-C30	Skyline La Puente 26 Partners, LLC
201470	Wells Fargo MSBAM 2015-C25	MSWCA MSBAM 2015-C25 Holdings, LLC
201497	Midland Loan Services JPMBB 2015-C31 (NonCash)	JKS-Lakeview, LP
201530	Wells Fargo JPMCC 2015-JP1	DHC JPMCC 15 JP1 SUCCESSOR BORROWER-R, LLC
201531	Wells Fargo CSAIL 2015-C4 (NonCash)	El Paseo Plaza Partners, LLC
201532	Wells Fargo WFCM 2016-C32	Pacific WAG-LOXA LLC
201548	Wells Fargo WFCM 2015-P2	RHA Partners, LTD.
201575	Wells Fargo MSBAM 2016-C29 (NonCash)	JKS-Marshall, L.P.
201600	Wells Fargo WFCM 2017-BNK4	NMDA-BMS 2017-BN4, LLC
201603	Wells Fargo WFCM 2016-BNK1	C Eagle Spirit, LLC
201634	Wells Fargo WFCM 2016-NXS6	BTN Silverado Holdings LLC
201686	Wells Fargo WFCM 2017-C38	Turner Plaza, a California LP
201698	Wells Fargo WFCM 2017-C38	RMB 1 LLC
201699	Wells Fargo GSMS 2017-GS7	KP Hawaii I, LLC
201705	Midland Loan Services GSMS 2017-GS6	NMDA-GSMS 2017-GS6, LLC
201708	Wells Fargo WFCM 2017-C41	JS Walnut Grove LLC
201714	Wells Fargo BANK 2017-BNK7	Ramona State Partners, LLC
201720	Wells Fargo WFCM 2017-C42	Foothills Plaza LLC
201730	Wells Fargo UBS 2017-C4	NMDA-UBSCM 2017-C4, LLC
201733	Wells Fargo BANK 2017-BNK8	Pacific Aurora LLC
201768	Wells Fargo GSMS 2018-GS10 (companion 2)	Aliso Creek Apartment Partners, LLC
201834	Wells Fargo WFCM 2019-C49	JAR-Montana Associates, LTD.
201868	Wells Fargo WFCM 2019-C52	WPI-Adelanto, LLC
201924	Midland Loan Services BBCMS 2020-C6 (NonCash)	Wendy-Veto New Jersey LLC
201934	Wells Fargo BANK 2020-BNK26	Liberty Square Yakima LLC
202142	Wells Fargo BANK 2021-BNK36	MCA Arville, LLC
202150	Wells Fargo BBCMS 2021-C11 (NonCash)	PFG 2, LLC
202152	Midland Loan Services MSC 2022-L8 (NonCash)	Three S Real Estate, LLC
202162	Wells Fargo BANK 2021-BNK38	710 Don Chey, LLC
202179	Wells Fargo BANK 2021-BNK38	Handy Self Storage LLC
202189	Wells Fargo GSMS 2021-GSA3 (NonCash)	403 S. Raymond Avenue, LLC
202205	Midland Loan Services BBCMS 2022-C15 (NonCash)	1210 Boise Boe LLC
202240	Midland Loan Services BBCMS 2022-C15	Selma Square Louisiana LLC
202498	Wells Fargo BANK5 2024-5YR10	Topanga & Victory Partners L.P.
202507	Wells Fargo BMO 2024-5C8 (NonCash)	Mayfield Savannah, LLC
202544	Trimont BBCMS 2025-5C34 (NonCash)	Aladdin Parking, L.P.
202607	Trimont BBCMS 2025-5C36 (NonCash)	407 S Kenmore Partners, LP
202627	Midland Loan Services BBCMS 2025-C35	Hobo Properties One, LLC
202669	Trimont BBCMS 2025-5C38 (NonCash)	11500 West Olympic, LLC
211333	Midland Loan Services JPMBB 2015-C31	Parkwood Holdings, LTD.
211370	Wells Fargo MSBAM 2016-C28	MSWCA MSBAM 2016-C28 Holdings LLC
211375	KeyBank National Association 2016-GC36	DHC CGCMT 16 GC36 Successor Borrower-R, LLC
211387	Wells Fargo MSBAM 2016-C29	Texas Inwood Grove Apartments, L.P.
211430	Wells Fargo JPMCC 2016-JP4	Retail Center Fry 529, Ltd.
211435	Wells Fargo MSBAM 2016-C32	TCSH, LLC
211447	Wells Fargo WFCM 2017-BNK4	TPI Lawndale Plaza, LLC
211456	Wells Fargo BANK 2017-BNK5	Studewood Mix, LLC
211492	Wells Fargo BANK 2017-BNK8	Lake Jackson Brazos Square
211511	Wells Fargo BANK 2018-BNK10	North Fry Mercado II LLC
211515	Wells Fargo BANK 2018-BNK10	TV Lawndale, LLC
211523	Wells Fargo UBS 2018-C10	Goodson 45 LLC
211555	Wells Fargo BANK 2018-BNK14	Deer Park Marketplace II LLC
211571	Midland Loan Services MSC 2018-H4 (NonCash)	Champion's Alpha, LLC
211584	Midland Loan Services MSC 2019-L2	Shopper's City, LLC
211611	Midland Loan Services GSMS 2019-GSA1 (NonCash)	Bluebonnet Village, LLC
211623	Wells Fargo MSC 2019-L3 (NonCash)	Wildwood Center, LP
211792	Wells Fargo BANK 2021-BNK36	TPI South Main Shopping Center, LLC
211895	Wells Fargo BANK 2022-BNK43	Titan Vanguard Midtown I LP
211967	Wells Fargo BANK 2023-BNK45	Montgomery EastChase LLC
212083	Wells Fargo BMO 2024-C8 (NonCash)	Fayette Pavilion LLC
212256	Midland Loan Services BANK 2025-BNK51	Valley Central, L.P.
2201768	Wells Fargo GSMS 2018-GS10 (companion 1)	Aliso Creek Apartment Partners, LLC
2225029	Midland Loan Services BMO 2025-5C11 (NonCash)	DLV TC Village, LP
223514	Wells Fargo JPMBB 2015-C28	Add West Illinois LLC
223570	KeyBank National Association 2015-C21	5949 Broadway, Ltd.
223586	Wells Fargo JPMCC 2015-JP1	2310 Saunders, LLC
223630	Midland Loan Services JPMBB 2015-C31	Midway Commons, Ltd.
223786	Midland Loan Services GSMS 2016-GS3	Luton Ranch SC, LP
223806	Midland Loan Services GSMS 2016-GS3	Edinburg SRGV, LLC
223854	Wells Fargo WFCM 2017-RB1	7460 Youree Drive, LLC
223958	Wells Fargo UBS 2017-C7	Alliance Crossing TX, LLC
224044	Wells Fargo Bank 2018-BNK15	MSWCA BN 2018-BN15 Holdings, LLC
224063	Midland Loan Services UBS 2018-C15	Main St. Commons, LLC
224177	Wells Fargo BANK 2019-BNK24	Makin Investments LLC
224186	Midland Loan Services CSAIL 2019-C18	Sharonville Plaza, LLC
224211	Wells Fargo WFCM 2020-C55	Pleasant Run Apartments, LLC
224230	Wells Fargo BANK 2020-BNK28	F&B Plaza LLC
225029	Midland Loan Services BMO 2025-5C11 (NonCash)	DLV TC Village, LP
2280222	Wells Fargo CGCMT 2016-GC37	CAZ 1 DE LLC
2290182	WF UBS2017-C4/ML UBS2017-C3	Sunrise Village Phase I L.L.C.
2300036	ML BMARK 2020-B18/ML DBJPM 2020-C9	BMARK 2020-B18 Brass Professional 11, LLC
230442	Wells Fargo JPMBB 2015-C29	NMDA-JPMBB 2015-C29, LLC
240676	Wells Fargo WFRBS 2014-C23	Camden Village LLC
240715	Wells Fargo CSAIL 2015-C2	Terrapin Burlingame Investments, LLC
240720	Wells Fargo CSAIL 2015-C4 (NonCash)	Fontana Retail Group, LLC
240727	Wells Fargo COMM 2015-CCRE25	NMDA-COMM 2015-CCRE25, LLC
240734	Midland Loan Services CSAIL 2015-C3	Lotus Hotels - Mill Valley, LLC
240758	Midland Loan Services MSCI 2015-UBS8	DW Burlingame II Owner B, LLC
2410541	Wells Fargo BANK 2018-BNK10	Oekos Kirkwood, LLC
241055	KeyBank National Association BBCMS 2024-C24	Octagon Capital Group, LLC
241083	Trimont BANK5 2025-5YR14	Salinas Shopping Center Associates Limited Partnership
2610080	WF UBS2017-C4/ML UBS2017-C3	The District, L.C.
280184	Wells Fargo CGCMT 2015-GC27	NetREIT UTC, LLC
280186	Wells Fargo MSBAM 2015-C22	United Center, LLC
280190	Midland Loan Services GSMS 2015-GC30 (NonCash)	DHC GSMS 15 GC30 Successor Borrower-R, LLC
280197	Midland Loan Services BACM 2015-UBS7	Sunrise Plaza, LLC
280207	Wells Fargo JPMBB 2015-C32	NetREIT Westminster, LLC
280213	Wells Fargo GSMS 2015-GC34 (NonCash)	NetREIT Genesis, LLC
280218	Wells Fargo COMM 2016-CCRE28	888 Prospect LJ, LLC
280222	KeyBank National Association 2016-GC36	CAZ 1 DE LLC
280223	Wells Fargo JPMBB 2016-C1	DM Rhodes Ranch, LLC
280228	Wells Fargo DBJPM 2016-C1	SB DFZ DBJPM 2016-C1 Holdings, LLC
280230	Wells Fargo WFCM 2016-C34	Genesis Caltex, LLC
280239	Midland Loan Services CD 2016-CD1	SB DFZ CD 2016- CD1 HOLDINGS, LLC
280240	Midland Loan Services CD 2016-CD1	Komar Rancho Center, LLC
280268	Wells Fargo UBS 2017-C1	SB DFZ UBSCM 2017-C1 Holdings, LLC
280275	Wells Fargo WFCM 2017-C38	DM Hughes Airport, LLC
280279	Wells Fargo WFCM 2017-C39	Socorro Self Storage, LLC
280283	Wells Fargo WFCM 2017-C42	Genesis2Tex, LLC
280289	KeyBank National Association 2018-B2	PBV II, LLC
280290	Wells Fargo WFCM 2018-C43	M2I Properties LLC
280301	Wells Fargo BMARK 2018-B4	DHC BMARK 18 B4 Successor Borrower-R, LLC
280302	Wells Fargo UBS 2018-C10	Pontiac Ventures, LLC
280327	Wells Fargo BANK 2019-BNK18	A Storage Place - Indio, LLC
280333	Wells Fargo BBCMS 2019-C4	DTR Los Robles, LLC
280375	Wells Fargo WFCM 2020-C58	Tangerine & Thornydale Self Storage LLC
280418	Midland Loan Services BMARK 2022-B33	MV Storage JFK LLC
280424	KeyBank National Association BMARK 2022-B35	PPT Baltimore, LLC
280476	Midland Loan Services BMARK 2024-V10	NetREIT West Fargo, LLC
280507	Midland Loan Services BMARK 2025-B41	Central Coast Mini-Storage Holding Company, LLC
290182	Wells Fargo UBS 2017-C4	Sunrise Village Phase I L.L.C.
290247	Wells Fargo BANK 2020-BNK27 (NonCash)	Pickering Holdings LLC
290248	Wells Fargo BANK 2020-BNK27 (NonCash)	Trinity West LP
300034	Midland Loan Services CGCMT 2020-GC46	Brass Atrium 2018 LLC
300036	Midland Loan Services BMARK 2020-B18	BMARK 2020-B18 Brass Professional 11, LLC
310118	Midland Loan Services GSMS 2015-GC32 (NonCash)	B/L Flamingo, LLC
310168	Wells Fargo GSMS 2018-GS10	North Pad Hotel, LLC
310169	Wells Fargo GSMS 2018-GS10	South Pad Hotel, LLC
3280222	Wells Fargo CGCMT 2016-C1	CAZ 1 DE LLC
3290182	WF UBS2017-C4/ML UBS2017-C3	Sunrise Village Phase I L.L.C.
3300036	ML BMARK 2020-B18/ML BMARK 2020-B19	BMARK 2020-B18 Brass Professional 11, LLC
330210	Wells Fargo MSBAM 2015-C22 (NonCash)	Bucyrus Hospitality, LLC
330414	Midland Loan Services UBS 2018-C15 (NonCash)	Liberty Square GA, LLC
343316	Midland Loan Services JPMBB 2015-C31	Del 3750 Monroe Avenue Associates, LLC
3610080	Wells Fargo UBS 2017-C4	The District, L.C.
380448	Wells Fargo WFRBS 2014-C25	KBR-LRC Madison Park, LLC
380465	Midland Loan Services CGCMT 2015-GC29	Jacksonville Family Center, LLC
380473	Wells Fargo JPMBB 2015-C29	Yale Orangeburg, LLC
380533	Wells Fargo JPMBB 2016-C1	Stafford Capital Partners LLC
380634	Wells Fargo MSC 2017-HR2 (NonCash)	504 Owners LLC
380638	Wells Fargo UBS 2017-C6	20 South Charles LLC
380698	Wells Fargo BANK 2019-BNK16	RBU & Kids Real Estate LLC
380826	Wells Fargo BANK 2021-BNK34	KP Westwood, LLC
380993	Midland Loan Services BBCMS 2025-5C37	168th Street Jamaica LLC
400177	Wells Fargo MSBAM 2014-C19	Rap Bellefonte LLC
410465	Wells Fargo WFCM 2015-C29	NMDA-WFCM 2015-C29, LLC
410475	Wells Fargo MSBAM 2016-C29	NMDA-MSBAM 2016-C29, LLC
410476	Wells Fargo MSBAM 2015-C27	NMDA-MSBAM 2015-C27, LLC
410477	Wells Fargo MSBAM 2016-C29	NMDA-MSBAM 2016-C29, LLC
410507	Wells Fargo WFCM 2016-BNK1	Gunther Headquarters LLC
410541	Wells Fargo BANK 2018-BNK10	Oekos Kirkwood, LLC
410767	Wells Fargo BANK5 2024-5YR9	Oekos Dundalk, LLC
420660	Wells Fargo WFCM 2015-C27	Greenbrier Lodging Partners, LLC
420661	Wells Fargo WFCM 2015-LC20	Ocean One, Inc.
223607	Wells Fargo JPMBB 2015-C30	SB DFZ JPMBB FREMF 2015-C30 Holdings, LL
420673	Wells Fargo MSBAM 2015-C24	Dynamic Investments, LLC
420765	Midland Loan Services CD 2016-CD1	DHC Holdco, LLC
420772	Wells Fargo WFCM 2016-LC25	S.P. Center, L.L.C.
420799	Wells Fargo WFCM 2017-C38	Fredericksburg Town Place, LLC
4280222	KY CGCMT2016GC-36/WF CGCMT2016-P4	CAZ 1 DE LLC
430418	NCB WFCM 2015-C26	DHC WFCM 15 C26 Successor Borrower-R, LLC
430454	Midland Loan Services MSCI 2015-UBS8	Crystal Industrial Park, LLC
430460	Wells Fargo CSAIL 2015-C4 (NonCash)	Hudson Investments of North Carolina LLC
430461	Wells Fargo CSAIL 2015-C4 (NonCash)	840 Concord PKWY LLC
430489	Wells Fargo CGCMT 2016-C1 (NonCash)	BL-Goldsboro, LLC
430524	Wells Fargo BANK 2017-BNK5	333 Ventures, LLC
430536	Wells Fargo WFCM 2017-C42 (NonCash)	DHC WFCM 17 C42 Successor Borrower-R, LLC
430548	Midland Loan Services BMARK 2018-B3	IVT ASHEVILLE MARKET, LLC
430569	Wells Fargo WFCM 2019-C50	NMDA-WFCM 2019-C50, LLC
430635	Midland Loan Services MSC 2021-L6 (NonCash)	El Dorado United, LLC
430672	Midland Loan Services BMARK 2021-B28	White Pines Owner LLC
430696	Wells Fargo BANK 2022-BNK41	Village Green East Apartments, LLC
430755	KeyBank National Association BBCMS 2024-5C29	Birch Knoll MHC, LLC
440271	Wells Fargo WFCM 2015-LC22	Barbizon Associates, LLC
440278	Wells Fargo COMM 2016-CCRE28	DHC COMM 16 CR28 Successor Borrower-R, LLC
440311	Wells Fargo JPMCC 2016-JP4 (NonCash)	WHP, LLC
440319	Wells Fargo WFCM 2017-RB1	Engend Company VII, LLC
440324	Midland Loan Services GSMS 2017-GS6	PMGA, LLC
440334	Midland Loan Services UBS 2017-C5	Perry Hill Crossing Shopping Center, LLC
440336	Midland Loan Services UBS 2018-C8	Reserve Capital GE SPE, LLC
440348	Wells Fargo BMARK 2018-B5	FGH Park Place Associates, LLC
440351	Wells Fargo GSMS 2018-GS10	Dallas Commons, LLC
440372	Wells Fargo WFCM 2019-C50	Midtown Plaza, LLC
440375	Wells Fargo BANK 2019-BNK17	Olde Mill Commons, LLC
440383	Midland Loan Services BMARK 2019-B14	Merchants Square Acquisitions, LLC
440466	KeyBank National Association BBCMS 2025-5C33 (NC)	BMP MHP, LLC
440468	Midland Loan Services BMO 2025-5C11 (NonCash)	LaGrange MHP I LLC
450156	Wells Fargo JPMBB 2014-C25 (NonCash)	Crossroads Square Limited Partnership
450183	Wells Fargo DBJPM 2016-C1	Riceland Owner LLC
450195	Wells Fargo MSC 2016-BNK2	NF IV-VA SSCI EXP Savannah, LLC
450202	Wells Fargo WFCM 2017-RC1	Johns Creek Medical Center LLC
450207	Wells Fargo UBS 2017-C1	NF IV-VA SSCI HI Savannah, LLC
450228	Midland Loan Services UBS 2018-C14	San Jose Development Corporation
460188	Wells Fargo WFCM 2016-C36 (NonCash)	Alliance Orlando, LLC
460196	Midland Loan Services GSMS 2016-GS3	Central Parc at Heathrow, LLC
460236	KeyBank National Association 2019-C5	NMDA-BBCMS 2019-C5, LLC
460248	KeyBank National Association MSC 2021-L5	CX Lullwater at Blair Stone, DST
4610080	WF UBS2017-C4/ML UBS2017-C3	The District, L.C.
470253	Wells Fargo COMM 2015-CCRE22	Westwood Plaza, LLC
470348	Wells Fargo UBS 2019-C17	Golden Hotels Group LLC
470361	Wells Fargo WFCM 2020-C57	Pappas & Pupello Development, LLC
550958	Wells Fargo-TRC (NonCash)	1023 Holdlings DE LLC
5610080	WF UBS2017-C4/ML UBS2017-C3	The District, L.C.
590292	Midland Loan Services UBS 2018-C13	Neyer Linden Pointe I, LLC
590319	Wells Fargo GSMS 2019-GC38	2601 Mission Point Blvd LLC
610057	Wells Fargo WFCM 2016-LC24 (NonCash)	Amsource Draper Lumber Yard, LLC
610058	Wells Fargo MSBAM 2014-C19 (NonCash)	DHC MSBAM 14 C19 Successor Borrower-R, LLC
610080	Wells Fargo UBS 2017-C4	The District, L.C.
610158	Midland Loan Services GSMS 2019-GC40	OFI Campus, LLC
610184	Midland Loan Services COMM 2019-GC44	6033 N Park Lane Newpark LLC
610192	Midland Loan Services BBCMS 2020-C8 (NonCash)	Newpark Retail, LLC
610258	Midland Loan Services BMARK 2021-B28	MAOB, L.L.C.
610365	Wells Fargo WFCM 2025-5C3	7350R Dobson Associates, LLC
620110	Wells Fargo BANK5 2024-5YR9	JNB Company of VA, L.L.C.
630262	Midland Loan Services MSC 2019-H7	XD2 Investments, LLC
630501	Midland Loan Services BBCMS 2024-5C31 (NonCash)	PB Common Street Self Storage, Ltd.
590362	KeyBank National Association 2019-C5	Hauck Holdings Cleveland K.D., LLC

Exhibit B

Reg AB Portfolios
KeyBank National Association 2015-C21
KeyBank National Association 2016-GC36
KY CGCMT2016GC-36/WF CGCMT2016-P4
Midland Loan Services BACM 2015-UBS7
Midland Loan Services CD 2016-CD1
Midland Loan Services CD 2017-CD4
Midland Loan Services CGCMT 2015-GC29
Midland Loan Services COMM 2015-LC21
Midland Loan Services CSAIL 2015-C3
Midland Loan Services GSMS 2015-GC30 (NonCash)
Midland Loan Services GSMS 2015-GC32 (NonCash)
Midland Loan Services GSMS 2016-GS3
Midland Loan Services GSMS 2017-GS6
Midland Loan Services JPMBB 2015-C31
Midland Loan Services JPMBB 2015-C31 (NonCash)
Midland Loan Services MSCI 2015-MS1
Midland Loan Services MSCI 2015-UBS8
NCB WFCM 2015-C26
Wells Fargo BACM 2017-BNK3
Wells Fargo CGCMT 2015-GC27
Wells Fargo CGCMT 2016-C1
Wells Fargo CGCMT 2016-C1 (NonCash)
Wells Fargo CGCMT 2016-GC37
Wells Fargo COMM 2015-CCRE22
Wells Fargo COMM 2015-CCRE24
Wells Fargo COMM 2015-CCRE25
Wells Fargo COMM 2016-CCRE28
Wells Fargo CSAIL 2015-C2
Wells Fargo CSAIL 2015-C2 (NonCash)
Wells Fargo CSAIL 2015-C4 (NonCash)
Wells Fargo DBJPM 2016-C1
Wells Fargo GSMS 2015-GC34 (NonCash)
Wells Fargo GSMS 2016-GS4
Wells Fargo JPMBB 2014-C25 (NonCash)
Wells Fargo JPMBB 2015-C28
Wells Fargo JPMBB 2015-C28 (NonCash)
Wells Fargo JPMBB 2015-C29
Wells Fargo JPMBB 2015-C30
Wells Fargo JPMBB 2015-C32
Wells Fargo JPMBB 2016-C1
Wells Fargo JPMCC 2015-JP1
Wells Fargo JPMCC 2016-JP4
Wells Fargo JPMCC 2016-JP4 (NonCash)
Wells Fargo MSBAM 2014-C19
Wells Fargo MSBAM 2015-C22
Wells Fargo MSBAM 2015-C22 (NonCash)
Wells Fargo MSBAM 2015-C24
Wells Fargo MSBAM 2015-C25
Wells Fargo MSBAM 2015-C27
Wells Fargo MSBAM 2016-C28
Wells Fargo MSBAM 2016-C29
Wells Fargo MSBAM 2016-C29 (NonCash)
Wells Fargo MSBAM 2016-C30
Wells Fargo MSBAM 2016-C32
Wells Fargo MSC 2016-BNK2
Wells Fargo UBS 2017-C1
Wells Fargo WFCM 2015-C27
Wells Fargo WFCM 2015-LC20
Wells Fargo WFCM 2015-LC22
Wells Fargo WFCM 2015-P2
Wells Fargo WFCM 2016-BNK1
Wells Fargo WFCM 2016-C32
Wells Fargo WFCM 2016-C34
Wells Fargo WFCM 2016-C36 (NonCash)
Wells Fargo WFCM 2016-LC25
Wells Fargo WFCM 2016-LC25 (NonCash)
Wells Fargo WFCM 2016-NXS6
Wells Fargo WFCM 2017-BNK4
Wells Fargo WFCM 2017-RB1
Wells Fargo WFCM 2017-RC1
Wells Fargo WFRBS 2014-C23
Wells Fargo WFRBS 2014-C25
Wells Fargo BANK 2017-BNK5
Wells Fargo WFCM 2016-LC24 (NonCash)
Wells Fargo WFCM 2017-C38
Wells Fargo BANK 2017-BNK7
Wells Fargo GSMS 2017-GS7
Wells Fargo WFCM 2017-C39
Midland Loan Services UBS 2017-C5
Wells Fargo BANK 2017-BNK8
Wells Fargo GSMS 2017-GS8
Wells Fargo MSC 2017-HR2 (NonCash)
Wells Fargo UBS 2017-C4
Wells Fargo UBS 2017-C6
Wells Fargo UBS 2017-C7
Wells Fargo WFCM 2017-C41
Wells Fargo WFCM 2017-C42
Wells Fargo WFCM 2017-C42 (NonCash)
WF UBS2017-C4/ML UBS2017-C3
KeyBank National Association 2018-B2
Midland Loan Services BMARK 2018-B3
Midland Loan Services UBS 2018-C8
Wells Fargo BANK 2018-BNK10
Wells Fargo BANK 2018-BNK11
Wells Fargo GSMS 2018-GS9
Wells Fargo WFCM 2018-C43
Wells Fargo BMARK 2018-B4
Wells Fargo UBS 2018-C10
Midland Loan Services UBS 2018-C13
Wells Fargo BANK 2018-BNK14
Wells Fargo BMARK 2018-B5
Wells Fargo GSMS 2018-GS10
Wells Fargo GSMS 2018-GS10 (companion 1)
Wells Fargo GSMS 2018-GS10 (companion 2)
Midland Loan Services MSC 2018-H4 (NonCash)
Midland Loan Services MSC 2019-L2
Midland Loan Services UBS 2018-C14
Midland Loan Services UBS 2018-C15
Midland Loan Services UBS 2018-C15 (NonCash)
Wells Fargo Bank 2018-BNK15
Wells Fargo BANK 2019-BNK16
Wells Fargo GSMS 2019-GC38
Wells Fargo WFCM 2019-C49
Wells Fargo BANK 2019-BNK17
Wells Fargo WFCM 2019-C50
Midland Loan Services GSMS 2019-GC40
Midland Loan Services MSC 2019-H7
Wells Fargo BANK 2019-BNK18
Wells Fargo WFCM 2019-C51
Midland Loan Services CGCMT 2019-GC41
Wells Fargo WFCM 2019-C52
Midland Loan Services GSMS 2019-GC42
Midland Loan Services GSMS 2019-GSA1 (NonCash)
Wells Fargo BBCMS 2019-C4
Wells Fargo UBS 2019-C17
KeyBank National Association 2019-C5
Midland Loan Services BMARK 2019-B14
Midland Loan Services COMM 2019-GC44
Midland Loan Services CSAIL 2019-C18
Wells Fargo BANK 2019-BNK24
Wells Fargo MSC 2019-L3 (NonCash)
Midland Loan Services BBCMS 2020-C6 (NonCash)
Wells Fargo WFCM 2020-C55
Midland Loan Services CGCMT 2020-GC46
Wells Fargo BANK 2020-BNK26
Wells Fargo BANK 2020-BNK27 (NonCash)
Midland Loan Services BMARK 2020-B18
Wells Fargo WFCM 2020-C57
ML BMARK 2020-B18/ML DBJPM 2020-C9
ML BMARK 2020-B18/ML BMARK 2020-B19
Wells Fargo BANK 2020-BNK28
Midland Loan Services BBCMS 2020-C8 (NonCash)
Wells Fargo WFCM 2020-C58
KeyBank National Association MSC 2021-L5
Wells Fargo BANK 2021-BNK34
Midland Loan Services MSC 2021-L6 (NonCash)
Midland Loan Services BMARK 2021-B28
Wells Fargo BBCMS 2021-C11 (NonCash)
Wells Fargo BANK 2021-BNK36
Wells Fargo BANK 2021-BNK38
Wells Fargo GSMS 2021-GSA3 (NonCash)
Wells Fargo-TRC (NonCash)
Midland Loan Services BMARK 2022-B33
Midland Loan Services MSC 2022-L8 (NonCash)
Midland Loan Services BBCMS 2022-C15
Midland Loan Services BBCMS 2022-C15 (NonCash)
KeyBank National Association BMARK 2022-B35
Wells Fargo BANK 2022-BNK41
Wells Fargo BANK 2022-BNK43
Wells Fargo BANK 2023-BNK45
KeyBank National Association BBCMS 2024-C24
Wells Fargo BMO 2024-C8 (NonCash)
Wells Fargo BANK5 2024-5YR9
KeyBank National Association BBCMS 2024-5C29
Midland Loan Services BMARK 2024-V10
Wells Fargo BANK5 2024-5YR10
Wells Fargo BANK5 2024-5YR12 (NonCash)
Midland Loan Services BBCMS 2024-5C31 (NonCash)
Wells Fargo BMO 2024-5C8 (NonCash)
Wells Fargo WFCM 2025-5C3
KeyBank National Association BBCMS 2025-5C33 (NC)
Midland Loan Services BMARK 2025-V14
Trimont BANK5 2025-5YR14
Trimont BBCMS 2025-5C34 (NonCash)
Trimont BANK 2025-BNK50
Midland Loan Services BMO 2025-5C11 (NonCash)
Midland Loan Services BBCMS 2025-C35
Trimont BBCMS 2025-5C36 (NonCash)
Midland Loan Services BMARK 2025-B41
Midland Loan Services BBCMS 2025-5C37
Trimont BBCMS 2025-5C38 (NonCash)
Midland Loan Services BANK 2025-BNK51